Exhibit 99.1

reAlpha (NASDAQ: AIRE) Announces 1-for-25 Reverse Stock Split to be Effective on April 30, 2026

1-for-25 Reverse Stock Split Intended to Support Compliance with Nasdaq’s Minimum Bid Price Requirement for Continued Listing

DUBLIN, OH, April 28, 2026 (GLOBE NEWSWIRE) – reAlpha Tech Corp. (Nasdaq: AIRE) (“reAlpha” or the “Company”), an AI-powered real estate technology company, today announced a 1-for-25 reverse stock split of its outstanding common stock. The reverse stock split will become effective at 12:01 a.m. ET on April 30, 2026. The common stock is expected to begin trading on a split-adjusted basis on the Nasdaq Capital Market (“Nasdaq”) under the same symbol “AIRE” when the market opens on April 30, 2026, with the new CUSIP number 75607T204.

The reverse stock split was approved by the Company’s stockholders at its annual meeting of stockholders held on October 8, 2025. The reverse stock split is intended to increase the per share trading price of the Company’s common stock to regain compliance with the $1.00 minimum bid price requirement for continued listing on Nasdaq. The reverse stock split will reduce the number of outstanding shares of the Company’s common stock from approximately 134.12 million shares pre-reverse split to approximately 5.36 million shares post-reverse split.

The number of authorized shares of common stock and the par value per share will remain unchanged. As a result of the reverse stock split, every 25 shares of the Company’s pre-reverse split common stock will be combined and reclassified into one share of common stock. Proportionate voting rights and other rights of such holders will not be affected by the reverse stock split. No fractional shares will be issued in connection with the reverse stock split, and all such fractional interests held by stockholders of record will be rounded up to the nearest whole number of shares of common stock.

In accordance with the terms of the Company’s outstanding preferred stock, warrants, equity incentive plans and applicable award agreements, the number of shares underlying outstanding preferred stock, warrants and equity awards will be proportionately adjusted, and any conversion and exercise prices will be proportionately adjusted, to reflect the reverse stock split.

The Company’s transfer agent, VStock Transfer, LLC, is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of certificates for common stock, if any, for uncertificated shares of common stock. Stockholders owning shares via a broker or other nominee will have their positions automatically adjusted to reflect the reverse stock split, subject to the brokers’ particular processes, and generally will not be required to take any action in connection with the reverse stock split.

Additional information about the reverse stock split can be found in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2025 (the “Proxy Statement”). The Proxy Statement is available at www.sec.gov or at the Company’s website at www.realpha.com. Additional information regarding this reverse stock split will be included in a Current Report on Form 8-K to be filed by the Company with the SEC on or about the date hereof.

Forward-Looking Statements

This press release may contain forward-looking statements about the Company within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, reAlpha’s expectations regarding anticipated compliance with Nasdaq’s minimum bid price rules. You can find many (but not all) of these statements by looking for words such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “would,” “should,” “could,” “may,” “will” or other similar expressions. While management has based any forward-looking statements included in this press release on its current expectations on reAlpha’s strategy, plans, intentions, performance, or future occurrences or results, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of reAlpha’s control, that could cause actual results to materially differ from such statements. Such risks, uncertainties and other factors include, but are not limited to, reAlpha’s ability to regain compliance with Nasdaq’s minimum bid price rule; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; the health of the U.S. residential real estate industry and changes in general economic conditions; reAlpha’s ability to pay contractual obligations; reAlpha’s liquidity, operating performance, cash flow and ability to secure adequate financing; reAlpha’s ability to maintain compliance with all Nasdaq listing rules; reAlpha’s ability to generate additional sales or revenue from having access to, or obtaining, additional U.S. states brokerage licenses; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to commercialize its developing AI-based technologies; reAlpha’s ability to integrate the business of its acquired companies into its existing business and the anticipated demand for such acquired companies’ services; reAlpha’s ability to successfully enter new geographic markets and to scale its operational capabilities to expand into additional geographic markets and nationally; the potential loss of key employees of reAlpha and of its subsidiaries; the outcome of certain outstanding legal proceedings or any legal proceedings that may be instituted against reAlpha; reAlpha’s ability to obtain, and maintain, the required licenses to operate in the U.S. states in which it, or its subsidiaries, operate in, or intend to operate in; the inability to maintain and strengthen reAlpha’s brand and reputation; reAlpha’s ability to enhance its operational efficiency, improve cross-functional coordination and support the reAlpha platform’s continued growth through the implementation of new internal processes and initiatives, including upgrades thereto; reAlpha’s ability to continue attracting loan officers and maintain its relationship with its REALTOR® affiliate to expand its operations nationally; any accidents or incidents involving cybersecurity breaches and incidents; the availability of rebates, which may be limited or restricted by state law; risks specific to AI-based technologies, including potential inaccuracies, bias, or regulatory restrictions; risks related to data privacy, including evolving laws and consumer expectations; the inability to accurately forecast demand for AI-based real estate-focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; reAlpha’s ability to obtain additional financing or access the capital markets on acceptable terms and conditions in the future; changes in applicable laws or regulations, including with respect to the real estate market, AI and AI technologies, and the impact of the regulatory environment and complexities with compliance related to such environment; reAlpha’s ability to effectively compete in the real estate and AI industries; and other risks and uncertainties indicated in reAlpha’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is an AI-powered real estate technology company that aims to transform the multi-trillion-dollar U.S. real estate services market. reAlpha is developing an end-to-end platform that streamlines real estate transactions through integrated brokerage, mortgage, and title services. With a strategic, acquisition-driven growth model and proprietary AI infrastructure, reAlpha is building a vertically integrated ecosystem designed to deliver a simpler, smarter, and more affordable path to homeownership. For more information, visit www.realpha.com.

Media Contact:

Cristol Rippe, Chief Marketing Officer

media@realpha.com

Investor Relations Contact:

Adele Carey, VP of Investor Relations

InvestorRelations@reAlpha.com